EXHIBIT 3
                                                                       ---------



                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

                             Dated: January 22, 2008

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

                                 LEUCADIA NATIONAL CORPORATION

                                 By:   /s/  Joseph A. Orlando
                                     ----------------------------------------
                                      Name:   Joseph A. Orlando
                                      Title:  Vice President and Chief Financial
                                              Officer

                                 PHLCORP, INC.

                                 By:   /s/  Joseph A. Orlando
                                     ----------------------------------------
                                      Name:   Joseph A. Orlando
                                      Title:  Vice President

                                 BALDWIN ENTERPRISES, INC.

                                 By:   /s/  Joseph A. Orlando
                                     ----------------------------------------
                                      Name:   Joseph A. Orlando
                                      Title:  Vice President

                                 RCG BALDWIN, L.P.

                                 By: Ramius Advisors, LLC
                                          Its General Partner
                                 By: Baldwin Enterprises, Inc.
                                          As Attorney-In-Fact

                                 By:   /s/  Joseph A. Orlando
                                     ----------------------------------------
                                      Name:  Joseph A. Orlando
                                      Title: Vice President




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                                 RCG PB, LTD

                                 By: Ramius Advisors, L.L.C.
                                          Its Investment Advisor

                                 By: Ramius Capital Group, L.L.C.
                                              As Sole Member

                                 By: C4S & Co., L.L.C.
                                          As Managing Member

                                 RCG SEXTANT MASTER FUND, LTD.

                                 By: Ramius Capital Group, L.L.C.
                                          Its Investment Manager

                                 By: C4S & Co., L.L.C.
                                          As Managing Member

                                 RAMIUS ADVISORS, LLC

                                 By: Ramius Capital Group, L.L.C.
                                              As Sole Member

                                 By: C4S & Co., L.L.C.
                                          As Managing Member

                                 RCG ENTERPRISE, LTD

                                 By: Ramius Capital Group, L.L.C.
                                          Its Investment Manager

                                 By: C4S & Co., L.L.C.
                                          As Managing Member

                                 RAMIUS CAPITAL GROUP, LLC

                                 By: C4S & Co., L.L.C.
                                          As Managing Member

                                 C4S & CO., LLC

                                 By:   /s/  Jeffrey M. Solomon
                                     ----------------------------------------
                                      Name:  Jeffrey M. Solomon
                                      Title: Authorized Signatory


                                   /s/  Jeffrey M. Solomon
                                 ------------------------------------------
                                 JEFFREY M. SOLOMON
                                 Individually and as attorney-in-fact for
                                 Peter A. Cohen, Morgan B. Stark and
                                 Thomas W. Strauss